UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8573

MuniHoldings California Insured Fund, Inc.

Address: P.O. Box 9011
         Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
      California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 6/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
December 31, 2002

MuniHoldings
California
Insured
Fund, Inc.

www.mlim.ml.com

                   MuniHoldings California Insured Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

DEAR SHAREHOLDER

For the six months ended December 31, 2002, the Common Stock of MuniHoldings California Insured Fund, Inc. earned $.450 per share income dividends, which included earned and unpaid dividends of $.075. This represents a net annualized yield of 5.80%, based on a period-end net asset value of $15.40 per share. Over the same period, the Fund's Common Stock had a total investment return of +7.22%, based on a change in per share net asset value from $14.82 to $15.40, and assuming reinvestment of $.450 per share income dividends.

For the six-month period ended December 31, 2002, the Fund's Preferred Stock had an average yield as follows: Series A, 1.18%; Series B, 1.27%; Series C, 1.10%; Series D, 1.20%; and Series E, 1.21%.

The Municipal Market Environment

During the six-month period ended December 31, 2002, long-term fixed income interest rates continued to move lower. As they had earlier in 2002, declining U.S. equity markets and worldwide political tensions easily overshadowed the incipient U.S. economic recovery allowing bond yields to fall to recent historic low levels. In late July, second quarter 2002 gross domestic product activity was reported at 1.1%, a significant decline from the first quarter rate of 5%. This rate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer and business confidence but undermining much of the economic growth seen earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields had fallen to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by signs of further U.S. economic recovery, especially improving labor market activity. By the end of November, third quarter U.S. gross domestic product (GDP) growth was revised to 4%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

In December, softer equity prices and renewed investor concerns about potential U.S. military action against Iraq again combined to push long-term interest rates lower. The S&P 500 Index declined more than 5% in December on disappointing earnings reports and anticipated weak holiday sales. During December 2002, as both national and international investors sought the safe-haven sanctuary of U.S. Treasury issues, long-term U.S. Treasury yields declined over 25 basis points to end the period at 4.75%. During the last six months, long-term U.S. Treasury bond yields declined 75 basis points.

For the six-month period ended December 31, 2002, tax-exempt bond prices also generally rose. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues have not been able to keep pace with the U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002 removing some of the positive technical support the municipal bond market enjoyed earlier this year. By the end of 2002, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.16%, a decline of 25 basis points during the last six months.

Investor demand for tax-exempt products remained positive throughout the period. In addition to the approximately $75 billion investors received from June to August 2002 from bond maturities, coupon income and proceeds from early redemptions, investors are expected to receive approximately $30 billion from these sources in January 2003. The Investment Company Institute reported that in 2002 municipal bond funds net cash flows continued to be very positive at nearly $16 billion, an increase of more than 25% compared to 2001. However, these positive demand factors have not been able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yields ratios at their current 95% -105% range are likely to prove attractive to long-term investors.

Continued uncertainty regarding the pace of the current U.S. economic recovery as well as the resolution of the U.N./Iraq confrontation are likely to keep interest rates near their present levels for the immediate future. Equity market declines over the past three years have helped push interest rates lower than economic fundamentals alone would support. When U.S. business conditions improve and equity markets stabilize, however, any associated interest rate increases should not be extreme. Inflationary pressures are negligible and any move by the Federal Reserve Board to raise short-term interest rates is unlikely before late 2003. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Specific to California, the California budget has been deteriorating because of a stalled state economy. The budget shortfall, estimated to be nearing $34 billion, was comprised of $10 billion from the remaining fiscal year end and $24 billion for the fiscal year-end 2004. The Governor's office attributes the deficit to a slowing national economy and a declining stock market that resulted in lower capital gains tax revenue. The $34 billion shortfall is for the fiscal year beginning on July 1, 2003 through the end of 2004. Governor Gray Davis proposed a budget package including $21 billion in spending cuts and $8 billion in higher taxes on income, retail sales and cigarettes. Standard and Poor's lowered its credit rating on the state's general obligation debt to A from A+. Fitch lowered its rating to A from AA, while Moody's Investors Service maintained its rating of A1. These lowered ratings, and the perception of increased borrowing needs in the future, caused a widening of yield spreads. California uninsured paper had traded as tight as 5 basis points-10 basis points to comparably structured insured bonds last year. Currently, California general obligations trade at a 50 basis point spread to AAA-rated bonds. On a positive note, California is still the world's fifth largest economy in terms of domestic gross product and possesses the economic basis to address these financial problems. In our opinion, the state's challenge is to overcome the political obstacles to achieving financial discipline.

Portfolio Strategy

For the six-month period ended December 31, 2002, we maintained


                                      2 & 3

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

a fully invested position, with cash equivalent reserves averaging less than 5% of total assets. We minimized cash reserves because of the extremely tight technical position of the California short-term marketplace, where yields on cash equivalents were consistently below 1.50% throughout most of the period and are currently below 1%. Our strategy during the past six months was aimed at creating a more defensive market structure within a portfolio that is 40% leveraged. We raised the Fund's overall average coupon levels and shortened maturities through purchases in both the primary and secondary California markets. We have become more aggressive in hedging positions, utilizing financial futures in an effort to further seek to protect the Fund's net asset value. The Fund's hedge was increased to a 15% position as 10-year Treasury interest rates reached 4%.

The Fund's net asset value has recently surpassed the original issue level of $15. Our strategy focused on protecting this price level since historically we have witnessed a reluctance of municipal prices to move higher once the market has achieved these levels. Retail investors repeatedly have pulled back from the California insured municipal marketplace once absolute yields decline through 5%. As of December 2002, the market revisited these levels, and we sought to reduce net asset volatility in the Fund from this point forward. Steps taken to date include raising the average level of couponing of the Fund's holdings and concentrating assets in those parts of the yield curve that we believe offer the best value for interest rate risk taken. We have purposely underutilized the portion of the Fund's assets that can be committed to non-insured paper. The use of leverage allowed the Fund to generate an above-average yield. Consequently, it has not been necessary to reach for additional yield by compromising credit quality. At December 31, 2002, 89.5% of the Fund's long-term assets were rated AAA by at least one of the major bond rating agencies.

The Fund employs leverage to seek to provide a generous current return of tax-exempt income to shareholders. The additional 50 basis point decline in short-term interest rates engineered by the Federal Reserve Board at its November 2002 meeting resulted in a decrease in the Fund's borrowing cost. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. However, at this point, no further declines in short-term interest rates are expected in the coming months, and we anticipate that the Fund will continue to benefit from these low borrowing costs. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

January 31, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's  Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
California--150.7%       AAA     Aaa    $ 1,000     ABAG Finance Authority for Nonprofit Corporations, California, COP
                                                    (Children's Hospital Medical Center), 6% due 12/01/2029 (a)              $ 1,152
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,345     ABC California Unified School District, GO, Series A, 5.625%
                                                    due 8/01/2020 (f)                                                          3,740
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,000     Acalanes, California, Unified High School District, GO, 5.80%
                                                    due 8/01/2007 (f)(i)                                                       4,698
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      9,300     Alameda County, California, COP, RIB, Series 410, 10.20%
                                                    due 9/01/2021 (b)(g)                                                      12,541
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,535     Bakersfield, California, COP, Refunding (Convention Center Expansion
                                                    Project), 5.875% due 4/01/2022 (g)                                         5,072
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,885     Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)               4,095
                         -----------------------------------------------------------------------------------------------------------
                                                    Berkeley, California, Unified School District, GO, Series I (f):
                         AAA     Aaa      1,000       5.75% due 8/01/2019                                                      1,121
                         AAA     Aaa      1,000       5.75% due 8/01/2020                                                      1,118
                         AAA     Aaa      4,520       5.875% due 8/01/2024                                                     4,882
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,925     Cajon Valley, California, Union School District, GO, Series B, 5.50%
                                                    due 8/01/2027 (g)                                                          3,162
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,180     California Community College Financing Authority, Lease Revenue Bonds
                                                    (Grossmont-Palomar-Shasta), Series A, 5.625% due 4/01/2026 (g)             2,380
                         -----------------------------------------------------------------------------------------------------------
                                                    California Educational Facilities Authority, Revenue Refunding Bonds
                                                    (Occidental College) (g):
                         AAA     Aaa      5,815       5.625% due 10/01/2017                                                    6,590
                         AAA     Aaa      5,000       5.70% due 10/01/2027                                                     5,420
                         -----------------------------------------------------------------------------------------------------------
                                                    California HFA, Home Mortgage Revenue Bonds:
                         AA-     Aa2      5,000       Series D, 5.85% due 8/01/2017 (j)                                        5,356
                         A1+     VMIG1+   7,300       VRDN, AMT, Series B, 1.50% due 8/01/2033 (f)(h)                          7,300
                         A1+     VMIG1+   1,700       VRDN, AMT, Series R, 1.40% due 8/01/2023 (a)(h)                          1,700
                         A1      VMIG1+   6,800       VRDN, Series F, 1.50% due 2/01/2033 (f)(h)                               6,800
                         -----------------------------------------------------------------------------------------------------------
                         A1+     VMIG1+     700     California HFA, M/F Housing Revenue Bonds, VRDN, Series D, 1.45%
                                                    due 2/01/2031 (h)                                                            700
                         -----------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DRIVERS Derivative Inverse Tax-Exempt Receipts
GO      General Obligation Bonds
HFA     Housing Finance Agency
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes


                                      4 & 5

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P    Moody's  Face
STATE            Ratings  Ratings  Amount     Issue                                                                          Value
===================================================================================================================================
California         NR*     Aaa    $ 2,148     California HFA, Revenue Bonds, RIB, AMT, Series 412, 10.364%
(continued)                                   due 8/01/2029 (a)(b)                                                         $  2,349
                   ----------------------------------------------------------------------------------------------------------------
                                              California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (g):
                   AAA     Aaa      2,270       Series A-1, 6% due 8/01/2020                                                  2,400
                   AAA     Aaa      4,140       Series C-2, 5.625% due 8/01/2020 (d)                                          4,341
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      9,250     California Health Facilities Finance Authority Revenue Bonds (Kaiser
                                              Permanente), Series A, 5.50% due 6/01/2022 (f)                                  9,786
                   ----------------------------------------------------------------------------------------------------------------
                                              California Health Facilities Finance Authority, Revenue Refunding Bonds:
                   AAA     Aaa      2,500       (Catholic Healthcare West), Series A, 6% due 7/01/2025 (g)                    2,726
                   AAA     Aaa      4,500       (Children's Hospital), 5.375% due 7/01/2020 (g)                               4,717
                   AAA     Aaa      3,950       (De Las Companas), Series A, 5.75% due 7/01/2015 (a)                          4,364
                   ----------------------------------------------------------------------------------------------------------------
                                              California Pollution Control Financing Authority, PCR, Refunding, VRDN (h):
                   A1+     P1         500       (Exxon Project), 1.20% due 12/01/2012                                           500
                   A1+     NR*      2,100       (Pacific Gas and Electric), AMT, Series B, 1.65% due 11/01/2026               2,100
                   A1+     NR*      5,750       (Pacific Gas and Electric), Series C, 1.65% due 11/01/2026                    5,750
                   ----------------------------------------------------------------------------------------------------------------
                   A1+     VMIG1+     800     California Pollution Control Financing Authority, Solid Waste
                                              Disposal Revenue Bonds (Shell Oil Company--Martinez Project), VRDN,
                                              AMT, Series A, 1.40% due 10/01/2024 (h)                                           800
                   ----------------------------------------------------------------------------------------------------------------
                   BBB     Baa3    28,355     California Pollution Control Financing Authority, Solid Waste
                                              Disposal Revenue Refunding Bonds (Republic Services Inc. Project),
                                              AMT, Series C, 5.25% due 6/01/2023                                             28,943
                   ----------------------------------------------------------------------------------------------------------------
                                              California State Department of Veteran Affairs, Home Purpose Revenue
                                              Refunding Bonds:
                   AAA     Aaa      4,095       Series A, 5.35% due 12/01/2027 (a)                                            4,285
                   AA-     Aa2      5,000       Series C, 6.15% due 12/01/2027                                                5,212
                   ----------------------------------------------------------------------------------------------------------------
                   BBB+    A3       6,000     California State Department of Water Resources, Power Supply
                                              Revenue Bonds, Series A, 5.75% due 5/01/2017                                    6,601
                   ----------------------------------------------------------------------------------------------------------------
                   AA      Aa3      6,400     California State Department of Water Resources Revenue Bonds
                                              (Central Valley Project), 5.25% due 7/01/2022                                   6,412
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa     11,000     California State Department of Water Resources, Water Revenue
                                              Refunding Bonds, Series W, 5.25% due 12/01/2022 (f)                            11,584
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      4,890     California State Department of Water Resources, Water System
                                              Revenue Refunding Bonds (Central Valley Project), Series Q, 5.375%
                                              due 12/01/2027 (g)                                                              5,099
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,000     California State, GO, 5.50% due 6/01/2025 (c)                                   2,107
                   ----------------------------------------------------------------------------------------------------------------
                                              California State, GO, Refunding:
                   A       A1       3,175       5.75% due 12/01/2029                                                          3,358
                   AAA     Aaa      4,130       Veterans, AMT, Series B, 5.45% due 12/01/2017 (g)                             4,270
                   AAA     Aaa     10,000       Veterans, AMT, Series BZ, 5.35% due 12/01/2021 (g)                           10,217
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa     20,000     California State Public Works Board, Lease Revenue Bonds (Various
                                              University of California Projects), Series C, 5.125% due 9/01/2022 (a)         20,538
                   ----------------------------------------------------------------------------------------------------------------
                                              California State Public Works Board, Lease Revenue Refunding Bonds:
                   AAA     Aaa      5,025       (California State University), Series A, 5.50% due 10/01/2014 (g)             5,674
                   AAA     Aaa      8,750       (Department of Corrections), Series B, 5.625% due 11/01/2019 (g)              9,777
                   AAA     Aaa      2,625       (Various Community College Projects), Series B, 5.625% due 3/01/2019 (a)      2,891
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     NR*      9,500     California Statewide Communities Development Authority, COP,
                                              Refunding (Huntington Memorial Hospital), 5.80% due 7/01/2026 (e)              10,412
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      5,000     California Statewide Communities Development Authority, COP (Sutter
                                              Health Obligation Group), 6% due 8/15/2025 (g)                                  5,559
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     NR*      1,090     California Statewide Communities Development Authority Revenue Bonds
                                              (Los Angeles Orthopedic Hospital Foundation), 5.50% due 6/01/2019 (a)           1,194
                   ----------------------------------------------------------------------------------------------------------------
                   NR*     NR*        100     California Statewide Communities Development Authority, Solid
                                              Waste Facilities Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN,
                                              AMT, 1.40% due 12/15/2024 (h)                                                     100
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      1,640     Campbell, California, Unified High School District, GO, 5.70%
                                              due 8/01/2025 (f)                                                               1,801
                   ----------------------------------------------------------------------------------------------------------------
                                              Capistrano, California, Unified Public Financing Authority,
                                              Special Tax Revenue Refunding Bonds, First Lien, Series A (a):
                   AAA     Aaa     16,770       5.70% due 9/01/2016                                                          19,091
                   AAA     Aaa     10,640       5.70% due 9/01/2020                                                          11,874
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      8,705     Castaic Lake, California, Water Agency Revenue Bonds, COP (Water
                                              System Improvement Project), 5.50% due 8/01/2023 (a)                            9,395
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      6,810     Chaffey, California, Unified High School District, GO, Series B,
                                              5.375% due 8/01/2022 (c)                                                        7,230
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      6,995     Chino, California, Unified School District, COP, Refunding,
                                              6.125% due 9/01/2026 (f)                                                        7,834
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,500     Colton, California, Joint Unified School District, GO, Series A,
                                              5.375% due 8/01/2026 (c)                                                        2,661
                   ----------------------------------------------------------------------------------------------------------------
                                              Contra Costa, California, Water District, Water Revenue Bonds,
                                              Series G (g):
                   AAA     Aaa      4,600       5.75% due 10/01/2004 (i)                                                      5,054
                   AAA     Aaa      5,000       5% due 10/01/2024                                                             5,051
                   ----------------------------------------------------------------------------------------------------------------
                                              Contra Costa County, California, COP, Refunding:
                   AAA     Aaa      4,570       (Capital Projects Program), 5.25% due 2/01/2021 (a)                           4,763
                   AAA     Aaa      6,000       DRIVERS, Series 154, 8.918% due 11/01/2017 (b)(g)                             7,280
                   AAA     Aaa      2,000       (Merrithew Memorial Hospital Project), 5.50% due 11/01/2022 (g)               2,158
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,395     Covina-Valley, California, Unified School District, GO, Refunding,
                                              Series A, 5.50% due 8/01/2026 (f)                                               2,576
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,000     Cucamonga, California, County Water District COP, 5.25%
                                              due 9/01/2025 (c)                                                               2,089
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      3,750     Culver City, California, Redevelopment Finance Authority, Revenue
                                              Refunding Bonds, Tax Allocation, Series A, 5.60% due 11/01/2025 (f)             4,075
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      1,870     Davis, California, Joint Unified School District, Community
                                              Facilities District, Special Tax Refunding Bonds, Number 1, 5.50%
                                              due 8/15/2021 (g)                                                               1,999
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      5,655     East Side Union High School District, California, Santa Clara
                                              County, GO, Series E, 5% due 9/01/2023 (c)                                      5,737
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      7,000     El Dorado County, California, Public Agency Financing Authority,
                                              Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)                                7,462
                   ----------------------------------------------------------------------------------------------------------------
                                              Escondido, California, COP, Refunding:
                   AAA     Aaa      1,000       Series A, 5.75% due 9/01/2024 (c)                                             1,116
                   AAA     Aaa      5,000       (Wastewater Project), 5.70% due 9/01/2026 (a)                                 5,404
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      5,000     Fontana, California, Redevelopment Agency, Tax Allocation Refunding
                                              Bonds (Southwest Industrial Park Project), 5% due 9/01/2022 (g)                 5,116
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      4,455     Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50%
                                              due 7/01/2020 (f)                                                               4,725
                   ----------------------------------------------------------------------------------------------------------------


                                      6 & 7

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P    Moody's   Face
STATE            Ratings  Ratings  Amount     Issue                                                                          Value
===================================================================================================================================
California         AAA     Aaa    $ 4,040     Garden Grove, California, COP (Financing Project), Series A, 5.50%
(continued)                                   due 3/01/2026 (a)                                                            $  4,333
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      5,200     Glendale, California, Unified School District, GO, Series B, 5.125%
                                              due 9/01/2023 (f)                                                               5,343
                   ----------------------------------------------------------------------------------------------------------------
                                              Hacienda La Puente, California, Unified School District, GO,
                                              Series A (g):
                   AAA     Aaa      1,700       5.50% due 8/01/2020                                                           1,880
                   AAA     Aaa      1,500       5.25% due 8/01/2025                                                           1,563
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     NR*      4,565     Hemet, California, Unified School District, GO, Series A, 5.375%
                                              due 8/01/2026 (g)                                                               4,818
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      9,205     Industry, California, Urban Development Agency Tax Allocation
                                              Refunding Bonds (Civic Recreation Industrial), Series 1, 5.50%
                                              due 5/01/2020 (g)                                                              10,118
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      1,700     Inglewood, California, Unified School District, GO, Series A, 5.60%
                                              due 10/01/2024 (c)                                                              1,861
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,300     Irvine, California, Unified School District, Special Tax (Community
                                              Facilities District Number 86-1), 5.375% due 11/01/2020 (a)                     2,502
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      4,665     Irvine, California, Unified School District, Special Tax Refunding
                                              Bonds (Community Facilities District Number 86-1), 5.80%
                                              due 11/01/2020 (a)                                                              5,312
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      7,500     La Quinta, California, Redevelopment Agency, Housing Tax Allocation
                                              Bonds (Redevelopment Project Areas Number 1 & 2), 6% due 9/01/2025 (g)          8,350
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      4,000     Long Beach, California, Bond Finance Authority, Lease Revenue Bonds
                                              (Rainbow Harbor Refinancing Project), Series A, 5.25%
                                              due 5/01/2024 (a)                                                               4,162
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      3,740     Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due
                                              5/15/2020 (g)                                                                   3,852
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      3,590     Long Beach, California, Water Revenue Refunding Bonds, Series A, 5%
                                              due 5/01/2024 (g)                                                               3,668
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa     10,650     Los Altos, California, School District GO, Series A, 5%
                                              due 8/01/2023 (f)                                                              10,802
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa     12,265     Los Angeles, California, Community College District, GO, Series A,
                                              5.50% due 8/01/2020 (g)                                                        13,348
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa     11,000     Los Angeles, California, Convention and Exhibition Center Authority,
                                              Lease Revenue Refunding Bonds, DRIVERS, Series 162, 5.375%
                                              due 8/15/2018 (b)(g)                                                           11,868
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa     10,730     Los Angeles, California, Department of Water and Power, Electric
                                              Plant Revenue Bonds, 5.5% due 6/15/2004 (f)(i)                                 11,509
                   ----------------------------------------------------------------------------------------------------------------
                                              Los Angeles, California, Department of Water and Power, Electric
                                              Plant Revenue Refunding Bonds:
                   AA-     Aa3        490       5.875% due 2/15/2020                                                            510
                   NR*     Aa3      1,030       RIB, Series 370, 10.20% due 2/15/2024 (b)                                     1,232
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      3,930     Los Angeles, California, M/F Housing Revenue Refunding Bonds,
                                              Senior Series G, 5.65% due 1/01/2014 (f)                                        4,057
                   ----------------------------------------------------------------------------------------------------------------
                                              Los Angeles, California, Unified School District, GO (c):
                   AAA     Aaa      5,415       Series B, 5% due 7/01/2023                                                    5,534
                   AAA     Aaa      1,710       Series D, 5.375% due 7/01/2025                                                1,807
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      7,370     Los Angeles County, California, Metropolitan Transportation
                                              Authority, Sales Tax Revenue Bonds, Proposition C, Second Senior
                                              Series B, 5.25% due 7/01/2023 (a)                                               7,543
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,750     Los Angeles County, California, Metropolitan Transportation
                                              Authority, Sales Tax Revenue Refunding Bonds, Proposition C, Second
                                              Senior Series A, 5.25% due 7/01/2030 (c)                                        2,851
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      5,000     Menlo Park, California, Community Development Agency, Tax Allocation
                                              (Las Pulgas Community Development Project), 5.50% due 6/01/2025 (a)             5,344
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      3,500     Mojave, California, Water Agency, GO, Refunding (Improvement
                                              District--Morongo Basin), 5.80% due 9/01/2022 (c)                               3,877
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,000     Montebello, California, Community Redevelopment Agency, Housing
                                              Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)                         2,146
                   ----------------------------------------------------------------------------------------------------------------
                                              Morgan Hill, California, Unified School District, GO (c):
                   AAA     NR*      2,315       5.75% due 8/01/2019                                                           2,609
                   AAA     Aaa      2,840       5.25% due 8/01/2020                                                           3,045
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      3,730     Mount San Antonio, California, Community College District, GO,
                                              Series A, 5.375% due 5/01/2022 (c)                                              3,997
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa     16,000     Norco, California, Redevelopment Agency, Tax Allocation Bonds,
                                              Refunding (Norco Redevelopment Project--Area Number 1), 5.75%
                                              due 3/01/2026 (g)                                                              17,391
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,140     North City West, California, School Facilities Financing Authority,
                                              Special Tax Refunding Bonds, Series B, 6% due 9/01/2019 (f)                     2,443
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      3,000     Northern California Power Agency, Public Power Revenue Refunding
                                              Bonds (Hydroelectric Project Number One), Series A, 5.125%
                                              due 7/01/2023 (g)                                                               3,091
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,745     Northridge, California, Water District Revenue Refunding Bonds, COP
                                              (1993 Project and 2001 Project), 5.25% due 2/01/2021 (a)                        2,907
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      9,995     Oakland, California, Alameda County Unified School District, GO,
                                              Refunding, Series C, 5.50% due 8/01/2019 (c)                                   10,787
                   ----------------------------------------------------------------------------------------------------------------
                                              Oakland, California, Alameda County Unified School District, GO,
                                              Series F (g):
                   AAA     Aaa      5,245       5.625% due 8/01/2021                                                          5,673
                   AAA     Aaa      6,000       5.50% due 8/01/2024                                                           6,402
                   ----------------------------------------------------------------------------------------------------------------
                                              Oakland, California, GO:
                   AAA     Aaa      2,500       Measure 1, 5.85% due 12/15/2022 (c)                                           2,790
                   AAA     Aaa      1,300       Measure K, Series C, 5.80% due 12/15/2018 (g)                                 1,483
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      7,105     Oakland, California, Joint Powers Financing Authority, Lease
                                              Revenue Bonds (Oakland Administration Buildings), 5.75%
                                              due 8/01/2021 (a)                                                               7,805
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,500     Oakland, California, State Building Authority, Lease Revenue Bonds
                                              (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                               2,553
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      3,705     Oakland, California, Unified School District, GO (Alameda County),
                                              Series F, 5.625% due 8/01/2020 (g)                                              4,127
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      5,750     Palm Desert, California, Financing Authority, Tax Allocation
                                              Revenue Refunding Bonds (Project Area Number 1), 5.45%
                                              due 4/01/2018 (g)                                                               6,345
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      1,000     Palm Springs, California, COP, Refunding (Multiple Capital
                                              Facilities Project), 5.75% due 4/01/2017 (a)                                    1,133
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      4,000     Pittsburg, California, Public Financing Authority, Water Revenue Bonds,
                                              5.50% due 6/01/2027 (g)                                                         4,283
                   ----------------------------------------------------------------------------------------------------------------
                                              Pleasanton, California, Unified School District, GO:
                   AAA     Aaa      2,700       Series D, 5.375% due 8/01/2023 (g)                                            2,824
                   AAA     Aaa      9,100       Series E, 5.50% due 8/01/2025 (c)                                             9,746
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      2,000     Port Oakland, California, Port Revenue Bonds, AMT, Series G, 5.375%
                                              due 11/01/2025 (g)                                                              2,061
                   ----------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      5,000     Port Oakland, California, Port Revenue Refunding Bonds, Series I,
                                              5.40% due 11/01/2017 (g)                                                        5,550
                   ----------------------------------------------------------------------------------------------------------------
                                              Port Oakland, California, Revenue Bonds, AMT, Series K (c):
                   AAA     Aaa      3,500       5.75% due 11/01/2014                                                          3,910
                   AAA     Aaa     17,120       5.75% due 11/01/2029                                                         18,333
                   ----------------------------------------------------------------------------------------------------------------


                                      8 & 9

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
California               AAA     Aaa    $25,355     Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
(concluded)                                         5.375% due 11/01/2027 (c)                                               $ 26,268
                         -----------------------------------------------------------------------------------------------------------
                                                    Richmond, California, Joint Powers Financing Authority, Tax
                                                    Allocation Revenue Bonds, Series A (g):
                         AAA     Aaa      1,980       5.50% due 9/01/2016                                                      2,244
                         AAA     Aaa      2,090       5.50% due 9/01/2017                                                      2,343
                         AAA     Aaa      2,205       5.50% due 9/01/2018                                                      2,464
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Roseville, California, Electric System Revenue Bonds, COP, 5.50%
                                                    due 8/01/2009 (f)(i)                                                       3,236
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,825     Sacramento, California, Municipal Utility District, Electric
                                                    Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)               11,147
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,500     Sacramento, California, Power Authority Revenue Bonds
                                                    (Cogeneration Project), 5.875% due 7/01/2015 (g)                           3,996
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,440     San Bernardino, California, Joint Powers Financing Authority,
                                                    Lease Revenue Bonds (Department of Transportation Lease), Series A,
                                                    5.50% due 12/01/2020 (g)                                                   5,960
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     San Bernardino, California, Joint Powers Financing Authority, Tax
                                                    Allocation Revenue Refunding Bonds, Series A, 5.75%
                                                    due 10/01/2025 (f)                                                         5,420
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      1,480     San Bernardino County, California, COP, Refunding (Medical Center
                                                    Financing Project), 5.50% due 8/01/2019 (g)                                1,583
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,055     San Diego, California, Public Facilities Financing Authority, Sewer
                                                    Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                           5,242
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,000     San Diego County, California, COP (North County Regional Center
                                                    Expansion), 5.25% due 11/15/2019 (a)                                       4,212
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,795     San Francisco, California, Bay Area Rapid Transit District, Sales
                                                    Tax Revenue Bonds, 5.50% due 7/01/2026 (c)                                 7,170
                         -----------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, City and County Airport Commission,
                                                    International Airport Revenue Bonds, AMT, Second Series:
                         AAA     Aaa      5,830       Issue 10-A, 5.50% due 5/01/2013 (g)                                      6,307
                         AAA     Aaa      5,750       Issue 12-A, 5.80% due 5/01/2021 (c)                                      6,159
                         AAA     Aaa      6,430       Issue 24-A, 5.50% due 5/01/2024 (f)                                      6,722
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,900     San Francisco, California, State Building Authority, Lease Revenue
                                                    Bonds (San Francisco Civic Center Complex), Series A, 5.25%
                                                    due 12/01/2021 (a)                                                         9,281
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     18,100     San Jose, California, Redevelopment Agency, Tax Allocation Refunding
                                                    Bonds, DRIVERS, Series 158, 9.038% due 8/01/2014 (b)(g)                   20,162
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     San Jose-Santa Clara, California, Water Financing Authority, Sewer
                                                    Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)                         2,117
                         -----------------------------------------------------------------------------------------------------------
                                                    San Juan, California, Unified School District, GO (c):
                         AAA     Aaa      3,955       5.625% due 8/01/2018                                                     4,458
                         AAA     Aaa      3,830       5.625% due 8/01/2019                                                     4,277
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     San Mateo-Foster City, California, School District, GO, 5.30%
                                                    due 8/01/2029 (c)                                                          5,240
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     14,000     Santa Clara, California, Redevelopment Agency, Tax Allocation
                                                    Bonds (Bayshore North Project), Series A, 5.50% due 6/01/2023 (a)         15,064
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Santa Clara, California Unified School District, GO, 5.50%
                                                    due 7/01/2020 (c)                                                          1,105
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,205     Santa Clara County, California, East Side Union High School
                                                    District, GO, Series E, 5% due 9/01/2022 (c)                               6,310
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,750     Santa Clara County, California, Financing Authority, Lease Revenue
                                                    Refunding Bonds, Series A, 5% due 11/15/2022 (a)                           9,983
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,000     Santa Fe Springs, California, Community Development, Commission Tax
                                                    Allocation Refunding Bonds (Consolidated Redevelopment Project),
                                                    Series A, 5% due 9/01/2022 (g)                                             9,199
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,110     Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds
                                                    (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)          5,745
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,500     South Placer, California, Wastewater Authority, Wastewater Revenue
                                                    Bonds, Series A, 5.25% due 11/01/2027 (c)                                  6,757
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     12,800     Southern California Public Power Authority, Revenue Refunding Bonds
                                                    (Power Project), DRIVERS, Series 157, 9.042% due 7/01/2017 (b)(c)         13,781
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     13,250     Tracy, California, Area Public Facilities Financing Agency, Special
                                                    Tax Refunding Bonds (Community Facilities District Number 87-1),
                                                    Series H, 5.875% due 10/01/2019 (g)                                       15,021
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000     University of California, COP, Series A, 5.25% due 11/01/2024 (a)          6,199
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,875     University of California, Hospital Revenue Bonds (University of
                                                    California Medical Center), 5.75% due 7/01/2015 (a)                       11,031
                         -----------------------------------------------------------------------------------------------------------
                                                    University of California Revenue Bonds (c):
                         AAA     NR*      1,410       Series K, 5.25% due 9/01/2024                                            1,463
                         AAA     Aaa      9,790       Series O, 5.125% due 9/01/2031                                          10,026
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     16,000     University of California, Revenue Refunding Bonds (Multiple Purpose
                                                    Projects), Series E, 5.125% due 9/01/2020 (g)                             17,124
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,000     Vista, California, Unified School District, GO, Series A, 5.25%
                                                    due 8/01/2025 (f)                                                         10,459
====================================================================================================================================
Puerto Rico--7.1%                                   Puerto Rico Commonwealth, GO (g):
                         AAA     Aaa      4,515       5.375% due 7/01/2021                                                     4,883
                         AAA     Aaa      5,825       Public Improvement, 5.75% due 7/01/2026 (i)                              6,783
                         -----------------------------------------------------------------------------------------------------------
                         A       Baa1     7,670     Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Transportation Revenue Bonds, Series B, 6% due 7/01/2026                   8,454
                         -----------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Electric Power Authority, Power Revenue Bonds:
                         AAA     Aaa     11,015       Series HH, 5.30% due 7/01/2020 (f)                                      11,920
                         AAA     Aaa      4,530       Series II, 5.375% due 7/01/2019 (g)                                      5,015
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Puerto Rico, Public Finance Corporation, Commonwealth Appropriation
                                                    Revenue Bonds, Series A, 5.375% due 8/01/2024                              3,198
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,470     University of Puerto Rico, University Revenue Refunding Bonds,
                                                    Series O, 5.75% due 6/01/2018 (g)                                          3,925
====================================================================================================================================
                                                    Total Municipal Bonds (Cost--$916,661)--157.8%                           987,315
====================================================================================================================================


                                     10 & 11

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                                         Shares
                                          Held      Common Stock                                                             Value
===================================================================================================================================
                                         12,600     CMA California Municipal Money Fund***                                $  12,600
===================================================================================================================================
                                                    Total Common Stock (Cost--$12,600)--2.0%                                 12,600
===================================================================================================================================
                         Total Investments (Cost--$929,261)--159.8%                                                         999,915

                         Variation Margin on Financial Futures Contracts**--0.0%                                                263

                         Other Assets Less Liabilities--2.5%                                                                 15,824

                         Preferred Stock, at Redemption Value--(62.3%)                                                     (390,065)
                                                                                                                          ---------
                         Net Assets Applicable to Common Stock--100.0%                                                    $ 625,937
                                                                                                                          =========
===================================================================================================================================

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2002.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2002.
(i)   Prerefunded.
(j) All or a portion of security held as collateral in connection with open financial futures contracts.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
**    Financial futures contracts sold as of December 31, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                      Expiration
      Contracts                   Issue                 Date             Value
      --------------------------------------------------------------------------
      1,200               U.S. Treasury Bonds        March 2003        $138,056
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$135,168)                                 $138,056
                                                                       ========
      --------------------------------------------------------------------------
*** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                 Net Share              Net            Dividend
      Affiliate                  Activity               Cost            Income
      --------------------------------------------------------------------------
      CMA California
      Municipal Money Fund        12,600               $12,600            $7
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                         As of December 31, 2002
====================================================================================================================================
Assets:                  Investments, at value (identified cost--$929,261,346) .......................                $  999,915,381
                         Cash ........................................................................                       103,021
                         Receivables:
                           Interest ..................................................................  $  16,497,692
                           Variation margin ..........................................................        262,500
                           Dividends .................................................................            345     16,760,537
                                                                                                        -------------
                         Prepaid expenses ............................................................                        32,430
                                                                                                                      --------------
                         Total assets ................................................................                 1,016,811,369
                                                                                                                      --------------
====================================================================================================================================
Liabilities:             Payables:
                           Investment adviser ........................................................        432,650
                           Dividends to Common Stock shareholders ....................................        316,927        749,577
                                                                                                        -------------
                         Accrued expenses ............................................................                        59,799
                                                                                                                      --------------
                         Total liabilities ...........................................................                       809,376
                                                                                                                      --------------
====================================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.10 per share (1,920 Class A shares, 3,880 Class B shares, 3,200 Class C shares, 2,960 Class D shares and
                         3,640 Class E shares of AMPS* issued and outstanding at $25,000 per share
                         liquidation preference) .....................................................                   390,065,044
                                                                                                                      --------------
====================================================================================================================================
Net Assets               Net assets applicable to Common Stock .......................................                $  625,936,949
Applicable to                                                                                                         ==============
Common Stock::
====================================================================================================================================
Analysis of Net Assets   Common Stock, par value $.10 per share (40,657,301 shares issued and
Applicable to            outstanding) ................................................................                $    4,065,730
Common Stock:            Paid-in capital in excess of par ............................................                   599,718,612
                         Undistributed investment income--net ........................................  $   7,077,573
                         Accumulated realized capital losses on investments--net .....................    (52,691,501)
                         Unrealized appreciation on investments--net .................................     67,766,535
                                                                                                        -------------
                         Total accumulated earnings--net .............................................                    22,152,607
                                                                                                                      --------------
                         Total--Equivalent to $15.40 net asset value per share of Common Stock
                         (market price--$14.01) ......................................................                $  625,936,949
                                                                                                                      ==============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

STATEMENT OF OPERATIONS

                         For the Six Months Ended December 31, 2002
======================================================================================================================
Investment Income:       Interest ......................................................                  $ 25,881,469
                         Dividends .....................................................                         7,487
                                                                                                          ------------
                         Total income ..................................................                    25,888,956
                                                                                                          ------------
======================================================================================================================
Expenses:                Investment advisory fees ......................................   $ 2,803,666
                         Commission fees ...............................................       448,017
                         Accounting services ...........................................       143,607
                         Transfer agent fees ...........................................        64,761
                         Professional fees .............................................        46,157
                         Custodian fees ................................................        28,923
                         Printing and shareholder reports ..............................        26,291
                         Directors' fees and expenses ..................................        25,907
                         Pricing fees ..................................................        16,958
                         Listing fees ..................................................        16,139
                         Other .........................................................        26,675
                                                                                           -----------
                         Total expenses before reimbursement ...........................     3,647,101
                         Reimbursement of expenses .....................................      (200,678)
                                                                                           -----------
                         Total expenses after reimbursement ............................                     3,446,423
                                                                                                          ------------
                         Investment income--net ........................................                    22,442,533
                                                                                                          ------------
======================================================================================================================
Realized & Unreal-       Realized loss on investments--net .............................                    (2,118,967)
ized Gain (Loss) on      Change in unrealized appreciation on investments--net .........                    23,701,937
Investments--Net:                                                                                         ------------
                         Total realized and unrealized gain on investments--net ........                    21,582,970
                                                                                                          ------------
======================================================================================================================
Dividends to             Investment income--net ........................................                    (2,364,175)
Preferred Stock                                                                                           ------------
Shareholders:            Net Increase in Net Assets Resulting from Operations ..........                  $ 41,661,328
                                                                                                          ============
======================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six        For the
                                                                                                  Months Ended      Year Ended
                                                                                                  December 31,       June 30,
                         Increase (Decrease) in Net Assets:                                           2002             2002
===============================================================================================================================
Operations:              Investment income--net ..............................................   $  22,442,533    $  44,545,117
                         Realized loss on investments--net ...................................      (2,118,967)        (841,711)
                         Change in unrealized appreciation on investments--net ...............      23,701,937       13,620,597
                         Dividends and distributions to Preferred Stock shareholders .........      (2,364,175)      (6,179,443)
                                                                                                 -------------    -------------
                         Net increase in net assets resulting from operations ................      41,661,328       51,144,560
                                                                                                 -------------    -------------
===============================================================================================================================
Dividends &              Investment income--net ..............................................     (18,295,785)     (36,317,459)
Distributions to         Realized gain on investments--net ...................................              --         (179,258)
Common Stock                                                                                     -------------    -------------
Shareholders:            Net decrease in net assets resulting from dividends and distributions
                         to Common Stock shareholders ........................................     (18,295,785)     (36,496,717)
                                                                                                 -------------    -------------
===============================================================================================================================
Net Assets               Total increase in net assets applicable to Common Stock .............      23,365,543       14,647,843
Applicable to            Beginning of period .................................................     602,571,406      587,923,563
Common Stock:                                                                                    -------------    -------------
                         End of period* ......................................................   $ 625,936,949    $ 602,571,406
                                                                                                 =============    =============
===============================================================================================================================
                        *Undistributed investment income--net ................................   $   7,077,573    $   5,295,000
                                                                                                 =============    =============
===============================================================================================================================

      See Notes to Financial Statements.


                                     14 & 15

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been
                      derived from information provided in the financial    For the Six
                      statements.                                           Months Ended        For the Year Ended June 30,
                                                                            December 31, -----------------------------------------
                      Increase (Decrease) in Net Asset Value:                  2002        2002       2001       2000       1999
==================================================================================================================================
Per Share             Net asset value, beginning of period ................. $  14.82    $  14.46   $  13.31   $  14.38   $  14.96
Operating                                                                    --------    --------   --------   --------   --------
Performance:+         Investment income--net ...............................      .55@@      1.10@@     1.10@@     1.11       1.13
                      Realized and unrealized gain (loss) on
                      investments--net .....................................      .54         .30       1.17      (1.03)      (.57)
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net .............................     (.06)       (.15)      (.33)      (.34)      (.30)
                        Realized gain on investments--net ..................       --          --@@@      --         --       (.01)
                                                                             --------    --------   --------   --------   --------
                      Total from investment operations .....................     1.03        1.25       1.94       (.26)       .25
                                                                             --------    --------   --------   --------   --------
                      Less dividends and distributions to Common Stock
                      shareholders:
                        Investment income--net .............................     (.45)       (.89)      (.79)      (.81)      (.80)
                        Realized gain on investments--net ..................       --          --@@@      --         --       (.03)
                                                                             --------    --------   --------   --------   --------
                      Total dividends and distributions to Common Stock
                      shareholders .........................................     (.45)       (.89)      (.79)      (.81)      (.83)
                                                                             --------    --------   --------   --------   --------
                      Net asset value, end of period ....................... $  15.40    $  14.82   $  14.46   $  13.31   $  14.38
                                                                             ========    ========   ========   ========   ========
                      Market price per share, end of period ................ $  14.01    $  14.19   $  13.18   $12.3125   $  13.00
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Total Investment      Based on market price per share ......................   1.87%@       14.61%     13.67%      1.06%     (8.34%)
Return:**                                                                    ========    ========   ========   ========   ========
                      Based on net asset value per share ...................   7.22%@        9.10%     15.36%     (1.23%)     1.66%
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and excluding
Average Net Assets    reorganization expenses*** ...........................     1.10%*      1.14%      1.13%      1.20%      1.09%
Of Common Stock:                                                             ========    ========   ========   ========   ========
                      Total expenses, excluding reorganization expenses*** .     1.17%*      1.20%      1.22%      1.31%      1.23%
                                                                             ========    ========   ========   ========   ========
                      Total expenses*** ....................................     1.17%*      1.22%      1.29%      1.50%      1.23%
                                                                             ========    ========   ========   ========   ========
                      Total investment income--net*** ......................     7.19%*      7.41%      7.71%      8.50%      7.42%
                                                                             ========    ========   ========   ========   ========
                      Amount of dividends to Preferred Stock shareholders ..      .76%*      1.02%      2.22%      2.66%      1.93%
                                                                             ========    ========   ========   ========   ========
                      Investment income--net, to Common Stock shareholders .     6.43%*      6.39%      5.49%      5.84%      5.49%
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and excluding
Average Net Assets    reorganization expenses ..............................      .68%*       .69%       .67%       .69%       .67%
Of Common and                                                                ========    ========   ========   ========   ========
Preferred Stock:***   Total expenses, excluding reorganization expenses ....      .72%*       .73%       .73%       .75%       .75%
                                                                             ========    ========   ========   ========   ========
                      Total expenses .......................................      .72%*       .74%       .77%       .86%       .75%
                                                                             ========    ========   ========   ========   ========
                      Total investment income--net .........................     4.40%*      4.50%      4.60%      4.85%      4.53%
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ............     1.20%*      1.57%      3.28%      3.54%      3.02%
Average Net Assets                                                           ========    ========   ========   ========   ========
Of Preferred Stock:
==================================================================================================================================
Supplemental Data:    Net assets, applicable to Common Stock, end of period
                      (in thousands) ....................................... $625,937    $602,571   $587,924   $468,360   $141,073
                                                                             ========    ========   ========   ========   ========
                      Preferred Stock outstanding, end of period
                      (in thousands) ....................................... $390,000    $390,000   $390,000   $341,000   $ 96,000
                                                                             ========    ========   ========   ========   ========
                      Portfolio turnover ...................................     9.55%      41.35%     63.37%    105.22%     82.36%
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Leverage:             Asset coverage per $1,000 ............................ $  2,605    $  2,545   $  2,507   $  2,373   $  2,470
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Dividends Per         Series A--Investment income--net ..................... $    149    $    362   $    793   $    915   $    775
Share on Preferred                                                           ========    ========   ========   ========   ========
Stock Outstanding:++  Series B--Investment income--net ..................... $    161    $    400   $    533   $    830   $    735
                                                                             ========    ========   ========   ========   ========
                      Series C--Investment income--net ..................... $    139    $    375   $    812   $    284         --
                                                                             ========    ========   ========   ========   ========
                      Series D--Investment income--net ..................... $    152    $    400   $    853   $    288         --
                                                                             ========    ========   ========   ========   ========
                      Series E--Investment income--net ..................... $    153    $    408   $    813   $    314         --
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++ The Fund's Preferred Stock was issued on March 19, 1998 for Series A and Series B; and on March 6, 2000 for Series C, Series D and Series E.
@     Aggregate total investment return.
@@    Based on average shares outstanding.
@@@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                     16 & 17

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 2002, FAM earned fees of $2,803,666, of which $200,678 was waived.

For the six months ended December 31, 2002, the Fund reimbursed FAM $11,173 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were $90,864,836 and $91,086,639, respectively.

Net realized gains (losses) for the six months ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................       $  4,083,683       $ 70,654,035
Financial futures contracts ............         (6,202,650)        (2,887,500)
                                               ------------       ------------
Total ..................................       $ (2,118,967)      $ 67,766,535
                                               ============       ============
--------------------------------------------------------------------------------

As of December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $70,605,407, of which $70,700,422 related to appreciated securities and $95,015 related to depreciated securities. The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $929,309,974.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during six months ended December 31, 2002 and for the year ended June 30, 2002 remained constant.

Preferred Stock

AMPS are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of


                                    18 & 19

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

$25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 2002 were: Series A, 1.475%; Series B, .909%; Series C, 1.10%; Series D, 1.49%; and Series E, 1.549%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended December 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") earned $196,569 as commissions.

5. Distributions to Shareholders:

On January 7, 2003, a tax-exempt income dividend of $.075000 was declared. The dividend was paid on January 30, 2003, to shareholders of record on January 16, 2003.

6. Capital Loss Carryforward:

On June 30, 2002, the Fund had a net capital loss carryforward of $45,571,244, of which $911,162 expires in 2006; $11,978,510 expires in 2007; $7,894,678 expires in 2008 and $24,786,894 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                                     20 & 21

                   MuniHoldings California Insured Fund, Inc., December 31, 2002

QUALITY PROFILE

The quality ratings of securities in the Fund as of December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                     Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ..................................................              89.5%
AA/Aa ....................................................               1.9
A/A ......................................................               1.8
BBB/Baa ..................................................               2.9
NR (Not rated) ...........................................               1.3
Other+ ...................................................               2.6
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUC

--------------------------------------------------------------------------------
Effective January 1, 2003, Melvin R. Seiden, Director of Merrill Lynch MuniHoldings California Insured Fund, Inc., retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper           #HOLDCA--12/02

--------------------------------------------------------------------------------

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings California Insured Fund, Inc.


By: /s/ Terry K. Glenn
    ------------------------------
    Terry K. Glenn,
    President of
    MuniHoldings California Insured Fund, Inc.

Date: February 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    ------------------------------
    Terry K. Glenn,
    President of
    MuniHoldings California Insured Fund, Inc.

Date: February 18, 2003

By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke
    Chief Financial Officer of
    MuniHoldings California Insured Fund, Inc.

Date: February 18, 2003